BUTLER NATIONAL CORPORATION

1995 NONQUALIFIED STOCK OPTION PLAN


1. Purpose

 The purpose of this 1995 Nonqualified Stock Option
Plan (the "Plan") is to promote the interests of Butler
National Corporation, a Minnesota corporation (the
"Company"), and its shareholders by providing key persons and key advisors and consultants whom rests the major responsibility for the present and future success of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries. In addition, the opportunity to so acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability.


2. Administration

 All administrative duties hereunder shall rest with the Stock Option Committee of the Board of Directors
(hereinafter the "Committee") or with the Board of Directors if the Committee is not elected. The
Committee shall have the duty and authority, subject to the provisions of the Plan, to:

 (a) determine which individuals shall receive options
and how many options each   individual shall receive;

 (b) grant the options;

 (c) determine the terms and conditions of the options
including exercise dates,    limitations on exercise, and
the price and payment terms;

 (d) determine the limitation, if any, on the number of shares acquired under an option which may be sold by the person in any year;

 (e) prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan, and to change such forms from time to time; and

 (f) adopt such rules and regulations for the
administration of the Plan as it deems   appropriate.

In making the foregoing determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant.

3. Shares Subject to the Plan

 The shares that may be made subject to options under the Plan shall be shares of Common Stock of the Company, one cent ($.010) par value ("Common
Stock"), and the total shares subject to option and issued pursuant to this Plan shall not exceed, in the aggregate, 1,500,000 shares of the Common Stock of the Company. If any such option lapses or terminates for any reason without having been exercised in full, the shares covered by the unexercised portion of such option may again be made subject to options granted under the Plan.
Shares issued upon exercise of options granted under the Plan may be shares held by the Company either as treasury shares or as authorized but previously unissued shares. Upon authorization from the Board of Directors, the Company may from time to time acquire shares of Common Stock on the open market upon such terms as the Board shall deem appropriate for reserve in its treasury for reissuance in connection with exercises hereunder.

4. Eligibility

 Employees eligible to participate in the Plan shall be those salaried officers and other key persons and key advisors and consultants of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to affect materially the profitability and growth of the Company and its subsidiaries.
Directors who are key persons within the meaning of the foregoing are eligible to participate in the Plan.


5. Granting of Options

 Subject to the terms and conditions of the Plan, the Committee may from time to time prior to the termination of the Plan grant to eligible persons options to purchase the number of shares of Common
Stock authorized by the Committee, subject to such terms and conditions as the Committee may determine.
More than one option may be granted to the same person. The day on which the Committee approves the granting of an option shall be considered as the date on which such option is granted.


6. Option Price

 The purchase price per share of Common Stock subject to an option shall be fixed by the Committee.


7.   Term of Options

 The term of each option shall be not more than 10 years commencing with the date of grant. Except as provided in Paragraph 12 hereof, no option may be exercised at any time unless the holder thereof is then a key person of the Company or of a subsidiary.

(A)Death. If an optionee dies while in the employ of or under contract with the Company or a subsidiary, and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or twelve months following the date of such death. After death, the optionee's executors, administrators, or any person or persons to whom the optionee's option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option, in whole or in part, subject to the terms and conditions of the Plan and of the stock option agreement entered into by the optionee.

 (B) Retirement for Disability.  If, before the date of
expiration of the option, the holder of an   option
shall retire from the employ of the Company or any
subsidiary for reasons of   disability and is disabled
within the meaning of Internal Revenue Code Section
105(d)(4),  such option shall terminate on earlier of
the date of expiration or one year after the date   of
such retirement.

8. Method of Exercising Options

 Any option granted hereunder may be exercised by the optionee by delivering to the Company at its main office (attention of the Secretary) written notice of the number of shares with respect to which the option rights are being exercised and by paying in cash the purchase price of the shares purchased in full, in exchange for the issuance and delivery of certificates therefor. The Committee in its discretion may permit a key person to use shares of stock of the Company as payment for additional stock purchased pursuant to an option. The value of the shares to be used as payment shall be determined by the Committee. The
Company may delay the processing of any exercise hereunder so long as may be necessary, in the opinion of counsel to the Company, to comply with securities laws and regulations relating to disclosure of material non-public information concerning the Company.

9. Amount Exercisable

 Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.


10. Capital Adjustments Affecting Common Stock

 In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Common Stock subject to the Plan and the number of shares under the option shall be adjusted in a manner consistent with such capital adjustment. The price of any shares under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.


11. Transferability of Options

 Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.


12. Termination of Employment or Death of Optionee

 Except as may be otherwise expressly provided herein, options shall terminate upon the earlier of the date of the expiration of such option or upon termination of employment or contractor relationship between the Company or a subsidiary and the optionee for any reason other than death or disability as described below. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company or a subsidiary and the optionee shall be determined by the Committee at the time thereof.
13. Requirements of Law

 In the event the shares issuable on exercise of an option are not registered under the Securities Act of 1933, the Company shall imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

"The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel in form and substance satisfactory to the Corporation that registration is not required for such sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall make reasonable efforts to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.


14.  No Rights as Stockholder

 No optionee shall have rights as a stockholder with respect to shares covered by an option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 10 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.


15. Employment Obligation

 The granting of any option shall not impose upon the Company or subsidiary any obligation to employ or continue to employ any optionee; and the right of the Company or subsidiary to terminate the employment of any officer, contractor or other employee shall not be diminished or affected by reason of the fact that an option has been granted to such officer, employee or contractor.


16. Written Agreement

 Each option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the optionee and by the President, any Vice
President or the Secretary of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.


17. Amendment, Termination and Effective Date

 This Plan shall be effective as of December 1, 1995 and shall terminate ten years after this Effective Date.
The Board shall have the right to amend, suspend or terminate the Plan, provided that no termination or amendment or the Plan may, without the consent of the individual to whom any option shall have been therefore granted, adversely affect the rights of such individual under such option.

18. Governing Law

 The Plan and all determinations made and actions taken pursuant hereto will be governed by the law of the State of Minnesota and construed accordingly.

 IN WITNESS WHEREOF, the Company has caused
its Chairman and Secretary to execute this Plan this
1st      day of December, 1995.

       BUTLER NATIONAL CORPORATION


       By: R. WARREN WAGONER
           R. WARREN WAGONER, Chairman of the Board

Attest:


STEPHANIE S. RUSKEY
Stephanie S. Ruskey, Assistant Secretary